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                                                                     EXHIBIT 1.1


                   TIME WARNER CAPITAL I and TIME WARNER INC.

                             Underwriting Agreement

                                         New York, New York

                                         September __, 1995


To the Representatives
 named in Schedule II
 hereto of the Underwriters
 named in Schedule I hereto

Dear Sirs:

          Time Warner Capital I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. SECTION 3801 et
                                                                              --
seq.), proposes to sell to the underwriters named in Schedule I hereto (the
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"Underwriters"), for whom you (the "Representatives") are acting as
representatives, [    ] [____]% Preferred Trust Securities (the "Preferred
Securities") to be specified in Schedule II hereto. If the firm or firms listed in Schedule I hereto include only the firm or firms listed in Schedule II hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

          The Preferred Securities and the Common Securities (as defined herein) are to be issued pursuant to the terms of a declaration of trust, dated as of August 2, 1995, as amended and restated as of ________, 1995 (the "Declaration"), among Time Warner Inc., a Delaware corporation (the "Company" and, together with the Trust, the "Offerors"), as sponsor, the trustees named therein (the "Time Warner Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Declaration is qualified as an indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Pursuant to the Declaration, the number of Time Warner Trustees will initially be five. Three of the Time Warner Trustees (the "Regular Trustees") will be persons who are employees or officers of, or affiliated with, the Company. The fourth trustee will be a financial institution unaffiliated with the Company that will serve as property trustee under the Declaration and as indenture trustee with respect to the Preferred Securities for purposes of the Trust Indenture Act (the "Property Trustee").
The fifth Time Warner Trustee will be a person with a residence in the State of Delaware or a financial institution or an affiliate thereof which maintains a principal place of business or residence in the State of Delaware, meeting the requirements of the Delaware Act (the "Delaware Trustee"). Initially, The First National Bank of Chicago will act as the Property Trustee and such person or institution will act as the Delaware Trustee until removed or replaced by the holder of the Common Securities. The Preferred Securities will be guaranteed by the Company on
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a subordinated basis with respect to distributions and payments upon liquidation, redemption or otherwise (the "Guarantee") pursuant to the Guarantee Agreement dated as of __________, 1995 (the "Guarantee Agreement") between the Company and The First National Bank of Chicago, as Trustee (the "Guarantee Trustee"). The assets of the Trust will consist of, among other things, ___% Subordinated Debentures Due [ ], 2025 (the "Subordinated Debentures") of the Company which will be issued under an indenture, dated as of __________, 1995, between the Company and Chemical Bank, as Trustee (the "Indenture Trustee"), as supplemented by a supplemental indenture dated as of __________, 1995 between the Company and the Indenture Trustee (the "Supplemental Indenture", the indenture as so supplemented being the "Indenture"). Under certain circumstances, the Subordinated Debentures will be distributable to the holders of undivided beneficial interests in the assets of the Trust. The Preferred Securities, the related Guarantee and the Subordinated Debentures are referred to herein as the "Securities".

          The Offerors understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered, and the Declaration, the Guarantee Agreement and the Indenture have been qualified under the Trust Indenture Act. The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase an equivalent amount of the Subordinated Debentures.

          1.      Representations and Warranties.  The Offerors jointly and
                  ------------------------------
severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (w) hereof.

          (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule II hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

               (i) Each of the Offerors meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in
          Schedule II hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Offerors may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by
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                                       3


          the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Offerors will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Offerors have advised you, prior to the Execution Time, will be included or made therein.

               (ii) Each of the Offerors meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in
          Schedule II hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Offerors may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Offerors will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Offerors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Offerors have advised you, prior to the Execution Time, will be included or made therein.
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          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, each of the Declaration, the Indenture and the Guarantee Agreement did and will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no
                           --------  -------
     representations or warranties as to (i) those parts of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of the Property Trustee, the Guarantee
     Trustee and the Indenture Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Offerors by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

          (c) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority under such laws to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto, to enter into and perform its obligations under this Agreement, the Declaration, the Indenture and the Guarantee Agreement and to purchase, own and hold the Common Securities issued by the Trust; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

          (d) Each of the Company's significant subsidiaries, as such term is defined in Rule 1-02(v) of Regulation S-X under the Act, is validly existing and in good
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                                       5


     standing under the laws of the jurisdiction of its incorporation or organization, with full power and authority under such laws to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto, and is duly qualified to transact business as a foreign corporation or partnership and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

          (e) The Company's authorized equity capitalization and pro forma equity capitalization is as set forth in the Basic Prospectus, and any amendment or supplement thereto.

          (f) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Basic Prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement, the Preferred Securities and the Declaration and is not required to be authorized to do business in any other jurisdiction; the Trust is not a party to or otherwise bound by any agreement other than those described in the Basic Prospectus, and any amendment or supplement thereto; the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (g) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

          (h) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth in Schedule II hereto, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Declaration and will conform to all statements relating thereto contained in the Basic Prospectus, and any amendment or supplement thereto; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit; if the Preferred Securities are to be listed on any stock exchange (as indicated in Schedule II hereto), authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the
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     Offerors have no reason to believe that the Preferred Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

          (i) The Declaration has been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and the Time Warner Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee, the Declaration will, at the Closing Date, be a valid and binding obligation of the Company and the Time Warner Trustees, enforceable against the Company and the Time Warner Trustees in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law); the Declaration will conform to all statements relating thereto contained in the Basic Prospectus, and any amendment or supplement thereto; and the Declaration, at the Closing Date, will have been duly qualified under the Trust Indenture Act.

          (j) The Guarantee Agreement has been duly authorized by the Company and, when validly executed and delivered by the Company, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms and the Guarantee and the Guarantee Agreement will conform to all statements relating thereto contained in the Basic Prospectus, and any amendment or supplement thereto; and the Guarantee Agreement, at the Closing Date, will have been duly qualified under the Trust Indenture Act.

          (k) The Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law); and the Indenture will conform to all statements relating thereto contained in the Basic Prospectus, and any amendment or supplement thereto.

          (l) The Subordinated Debentures have been duly authorized by the Company and, at the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Basic Prospectus, and any amendment or supplement thereto, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, will be in the form
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     contemplated by, and entitled to the benefits of, the Indenture and will conform to all statements relating thereto in the Basic Prospectus, and any amendment or supplement thereto.

          (m) The Company's obligations under the Guarantee are subordinate and junior in right of payment to all other liabilities of the Company and pari passu with the most senior preferred stock issued from time to time, if any, by the Company.

          (n) The Subordinated Debentures are subordinated and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) of the Company.

          (o) There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Trust, the Company or any of their subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Basic Prospectus, and any amendment or supplement thereto, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Basic Prospectus, and any amendment or supplement thereto, or to be filed as an exhibit, which is not described or filed as required.

          (p) No authorization, approval, consent, order or license of any government, governmental instrumentality, agency or body or court (other than under the Act and the securities or blue sky laws of various jurisdictions) is required for the authorization, issuance, sale and delivery of the Preferred Securities, the Subordinated Debentures or the Guarantee or the consummation by the Trust and the Company of the transactions contemplated by this Agreement.

          (q) Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation or by-laws; the Trust is not in violation of the Declaration or its Certificate of Trust filed with the State of Delaware on July __, 1995 (the "Certificate of Trust"); and the execution, delivery and performance of this Agreement, the Declaration, the Preferred Securities, the Indenture, the Subordinated Debentures, the Guarantee Agreement and the Guarantee and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result in any violation of the certificate of incorporation or by-laws of the Company or the Declaration or Certificate of Trust of the Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or the Company under
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     (i) that certain Amended and Restated Credit Agreement (the "TWE Credit
     Agreement"), dated as of June 30, 1995, among Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE"), the Time Warner Entertainment-Advance/Newhouse Partnership, a New York general partnership, TWI Cable, a wholly owned subsidiary of the Company and Chemical Bank, as Administrative Agent, the Agents and the Banks named therein or any indenture, mortgage or loan agreement, or any other agreement or instrument, to which the Trust or the Company is a party or by which the Trust or the Company may be bound or to which any of the Trust's or the Company's properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business prospects of the Trust or of the Company and its subsidiaries, considered as one enterprise), (ii) any existing applicable law, rule or regulation (except for such conflicts, breaches, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries, considered as one enterprise, and other than the securities or blue sky laws of various jurisdictions), or (iii) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Trust, the Company or any of their respective properties.

          (r) The documents incorporated by reference in the Basic Prospectus, and any amendment or supplement thereto, as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

          (s) John A. LaBarca, Philip R. Lochner, Jr. and Thomas W. McEnerney (the "Regular Trustees") of the Trust are employees of the Company and have been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Regular Trustees and is a valid and binding obligation of each Regular Trustee, enforceable against such Regular Trustee in accordance with its terms.

          (t) The Trust is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

          (u) Each of Ernst & Young LLP, Deloitte & Touche LLP, Paul Scherer & Company LLP and Arthur Andersen LLP, which is reporting upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent accountants in accordance with the provisions of the Exchange Act and the rules and regulations thereunder.
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     (v) The consolidated financial statements and the related notes of each of the Company and TWE included or incorporated by reference in the Registration Statement present fairly in accordance with generally accepted accounting principles the consolidated financial position of each of the Company and TWE as of the dates indicated, and the consolidated results of operations and cash flows of each of the Company and TWE for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise noted therein and subject, in the case of interim statements, to normal year-end audit adjustments. The financial statement schedules included or incorporated by reference in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein. Any pro forma financial statements of the Company and other pro forma financial information included or incorporated by reference in the Registration Statement present fairly the information shown therein. Such pro forma financial statements and other pro forma financial information, to the extent required, have been prepared in accordance with applicable rules and guidelines of the Commission, if any, with respect thereto, have been properly compiled on the pro forma basis described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (w) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that
     this Agreement is executed and delivered by the parties hereto.    "Basic
     Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date, including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it
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     shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.
     All references in this Agreement to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; all references in this Agreement to financial statements and schedules and other information that is "contained", "included" or "stated" in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule II hereto.

          (x) None of the Trust, the Time Warner Trustees, the Company, its directors or officers or any person who controls the Trust or the Company, as the case may be, within the meaning of Section 15 of the Act has taken, directly or
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     indirectly, any action which has constituted or resulted in stabilization or manipulation of the price of any debt security of the Trust or the Company in order to facilitate the sale or resale of the Preferred Securities.

          2.   Purchase and Sale.  Subject to the terms and conditions and in
               -----------------
reliance upon the representations and warranties herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at the purchase price set forth in
Schedule II hereto, the Preferred Securities set forth opposite such Underwriter's name in Schedule I hereto.

          3.   Delivery and Payment.  Delivery of and payment for the Preferred
               --------------------
Securities shall be made on the date and at the time specified in Schedule II hereto, which date and time may be postponed to a date not later than five business days after such specified date by agreement between the Representatives, acting jointly and without regard to any agreement among underwriters, and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Preferred Securities being herein called the "Closing Date"). Delivery of the Preferred Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Trust by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds (unless another form of payment is specified in Schedule II hereto). Delivery of the Preferred Securities shall be made at such location as the Representatives shall reasonably designate on the Closing Date and payment for the Preferred Securities shall be made at the office specified in Schedule II hereto. Certificates for the Preferred Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

          The Company agrees to have the Preferred Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

          4.   Agreements.  The Offerors agree with the several Underwriters
               ----------
that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Preferred Securities, the Offerors will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Offerors have furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object on a timely basis. Subject to the foregoing sentence, the Offerors will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Offerors will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Preferred Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment to the Registration Statement or supplement to the Final Prospectus or for any additional information relating to the offering of the Preferred Securities, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Offerors of any notification with respect to the suspension of the qualification of the Preferred Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Offerors will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Preferred Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary, in the opinion of counsel for you or counsel for the Offerors, to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Offerors promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (c) As soon as practicable, the Company will make generally available to the Trust's security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) If and to the extent specified in Schedule II, the Offerors will use their best efforts to cause the Preferred Securities to be duly authorized for listing on the New York Stock Exchange and to be registered under the Exchange Act.

          (e) For a period of three years after the Closing Date, the Company will furnish to you and, upon request, to each Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

          (f) The proceeds of the offering of the Preferred Securities will be applied as set forth in the Final Prospectus.

          (g) The Offerors will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request.

          (h) The Company will pay and bear all costs and expenses incident to the performance of each Offeror's obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, any preliminary prospectus supplements and the Basic Prospectus, the Preliminary Final Prospectus and the Final Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (ii) the preparation, printing and distribution of this Agreement, the Declaration, the Indenture, the Guarantee Agreement, the Preferred Securities, the Subordinated Debentures, the Blue Sky Survey and the Legal Investment Survey, (iii) the delivery of the Preferred Securities to the Underwriters, (iv) the fees and disbursements of the Trust's and the Company's counsel and accountants required hereby to provide comfort letters, (v) the qualification of the Preferred Securities, the Subordinated Debentures and the Guarantee under the applicable securities laws in accordance with Section 4(i) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey and the Legal Investment Survey, (vi) any fees charged by rating agencies for rating the Preferred Securities and the Subordinated Debentures, (vii) the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee, in connection with the Indenture and the Subordinated Debentures,
     (viii) the fees and expenses of the Property Trustee and Delaware Trustee, including the fees and disbursements of counsel for the Property Trustee and Delaware Trustee in connection with the Declaration and the Certificate of Trust, (ix) if the Securities are to be listed on any exchange (as indicated in Schedule II hereto), any expenses and listing fees in connection with the listing of the Preferred Securities and, if applicable, the Subordinated Debentures on such exchange, (x) the cost and charges of any transfer agent or registrar and (xi) the costs of qualifying the Preferred Securities with The Depository Trust Company.

          (i) The Offerors will arrange for the qualification of the Preferred Securities and the Subordinated Debentures for distribution, offering and sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Preferred Securities and the Subordinated Debentures and will arrange for the determination of the legality of the Preferred Securities and the Subordinated Debentures for purchase by institutional investors; provided, however, that the Trust or the Company,
                              --------  -------
     as the case may be, shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(i), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

          (j) Until the Closing Date or such other date as may be specified in
     Schedule II, neither of the Offerors will, without the consent of Merrill Lynch & Co. and Morgan Stanley & Co. Incorporated, offer, sell or contract to sell, or announce the offering of, any debt securities designed or intended to be traded or distributed in the public or private securities markets; provided, however, that the foregoing shall not prohibit (i) the
              --------  -------
     Company or TWE from issuing long-term debt as all or part of the consideration in any merger or acquisition or in connection with the settlement of any litigation or (ii) the Company or TWE from filing with the Commission a "shelf" registration statement for the offering of securities under Rule 415 of the Act (or any similar rule that may be adopted by the Commission) or amending any existing shelf registration statement provided that such securities are not issued until the business day following the Closing Date or such other date as may be specified in
     Schedule I.

          (k) Each of the Offerors confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and each of
          ---------------------------------------------------------
     the Offerors further agrees that if the information reported in the Prospectus concerning its business with Cuba or with any person or affiliate located in Cuba changes in any material way, such Offeror will provide the Florida Department of Banking and Finance (the "Department") notice of such business or change, as appropriate, in a form acceptable to the Department.

          5.   Conditions to the Obligations of the Underwriters.  The
               -------------------------------------------------
obligations of the Underwriters to purchase the Preferred Securities shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Offerors contained herein as of the Execution Time and the Closing Date, to the accuracy in all material respects of the statements of the Trust and the Company made in any certificates pursuant to the provisions hereof, to the performance by the Trust and the Company of their obligations hereunder, to the due execution and delivery of the Declaration, the Indenture and the Guarantee Agreement, to the absence of any event or condition which would give you the right to terminate this Agreement and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 5:30 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission.

          (b) At the Closing Date, the Offerors shall have furnished to you the opinion of Peter R. Haje, General Counsel to the Offerors, dated the Closing Date, substantially in the form of Exhibit A hereto.

          (c) At the Closing Date, the Offerors shall have furnished to you the opinion of Cravath, Swaine & Moore, counsel to the Offerors, dated the Closing Date, substantially in the form of Exhibit B hereto.

          (d) At the Closing Date, the Offerors shall have furnished to you the opinion of Richards, Layton & Finger, special counsel to the Offerors, dated the Closing Date, substantially in the form of Exhibit C hereto.

          (e) At the Closing Date, you shall have received from The Law Department, The First National Bank of Chicago, counsel of The First National Bank of Chicago, as Property Trustee under the Declaration and Guarantee Trustee under the Guarantee Agreement, dated the Closing Date, substantially in the form of Exhibit D hereto.

          (f) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the legal existence of the Trust, the Preferred Securities, the Indenture, the Guarantee Agreement, this Agreement, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Offerors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g) Each of the Trust and the Company shall have furnished to the Representatives a certificate of the Trust and the Company, respectively, signed by any two Time Warner Trustees for the Trust and by any two officers who are an Executive or Senior Vice President of the Company for the Company, respectively, dated the Closing Date, to the effect that the signers of such certificates have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

               (i) the representations and warranties of the Trust and the Company, as the case may be, in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Trust and the Company, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Trust's or the Company's, as the case may be, knowledge, threatened; and

               (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), earnings, or business prospects of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (h) At the Closing Date and, if specified in Schedule II, at the Execution Time, Ernst & Young shall have furnished to the Representatives a letter or letters, dated as of the Closing Date and the Execution Time, respectively, in form and substance satisfactory to the Representatives, confirming that they are independent auditors with respect to the Company and TWE within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules of the Company and TWE included or incorporated in the Registration Statement and the Final Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements (including the notes thereto) made available by the Company and TWE and their respective consolidated subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive, finance and audit committees of the Company and TWE and their respective consolidated subsidiaries; and inquiries of certain officials of the Company and TWE who have responsibility for financial and accounting matters of the Company and TWE and their respective consolidated subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention which caused them to believe that:

                    (A) any of such unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and the Exchange Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; or

                    (B) with respect to the period subsequent to the date of the most recent unaudited financial statements in or incorporated in the Registration Statement and the Final Prospectus, there were any increases, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company, TWE and the Entertainment Group and their respective consolidated subsidiaries or any decreases in stockholders' equity or the consolidated capital stock of the Company, TWE and the Entertainment Group as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus for such entities, or for the period from the date of the most recent unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus for such entities to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues, income before income taxes (or any increase in the loss before income taxes) or net income (or any increase in net loss), except in all instances for decreases or increases disclosed in the Final Prospectus;

               (iii) they are unable to and do not express any opinion on the pro forma adjustments to the financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus or on the pro forma adjustments applied to the historical amounts included or incorporated by reference in the Registration Statement and the Final Prospectus; however, for purposes of such letter they have:

                    (A) read the pro forma adjustments to such financial
               statements;

                    (B) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments to such financial statements and whether such pro forma adjustments comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

                    (C) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts included or incorporated by reference in the Registration Statement and the Final Prospectus; and

          on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the pro forma adjustments to the financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of such financial statements; and

               (iv) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
          Exhibit 12 to the Registration Statement agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          (i) At the Closing Date and, if specified in Schedule II, at the Execution Time, each of (i) Paul Scherer & Company LLP, (ii) Deloitte & Touche LLP and (iii) Arthur Andersen LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Closing Date and the Execution Time, in form and substance satisfactory to the Representatives, confirming that they are independent auditors with respect to (i) Vision Cable Division of Vision Cable Communications, Inc. and Subsidiaries and Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and Subsidiaries, (ii) KBLCOM Incorporated, and
     (iii) Cablevision Industries Limited Partnership and Combined Entities and Cablevision Industries Corporation and Subsidiaries, respectively, within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and to the same effect as the letter or letters of Ernst & Young LLP as described in Section 5(h)(i) and 5(h)(ii)(l) hereto.

          (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any decrease or increase specified in the letter or letters referred to in paragraph (h) of this Section 5 or
     (ii) any change, or any development involving a prospective change, in or affecting the business (including the results of operations or management) or properties of the Trust or the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

          (k) Subsequent to the Execution Time, there shall not have been any downgrade in the credit ratings of the Company's debt securities by Moody's Investor Services, Inc. or Standard & Poor's Ratings Group, nor shall the Company have been placed under special surveillance, with negative implications, by Moody's Investor Service, Inc.

          (l) If any of the Preferred Securities are to be listed on any stock exchange (as indicated in Schedule II hereto), at the Closing Date the Preferred Securities shall have been approved for listing on such exchange upon notice of issuance.

          (m) Prior to the Closing Date, the Offerors shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives and such cancellation shall be without liability of any party to any other party, except to the extent provided in Sections 4 and 6. Notice of such cancellation shall be given to the Offerors in writing or by telephone or telegraph confirmed in writing.

          6.     Reimbursement of Underwriters' Expenses.  If the sale of the
                 ---------------------------------------
Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Trust or the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          7.     Indemnification and Contribution.  (a)  The Offerors agree to
                 --------------------------------
jointly and severally indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state in the documents referred to in clause (i) above a material fact required to be stated therein or necessary to make the statements therein not misleading, and in each case agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Trust and the
                                    --------  -------
Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made in the documents referred to in clause (i) above in reliance upon and in conformity with written information furnished to the Trust and the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or (B) those parts of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of the Property Trustee, the Guarantee Trustee and the Indenture Trustee. This indemnity agreement will be in addition to any liability which the Trust or the Company may otherwise have.

          (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under 7(a) hereunder.

          (c) Each Underwriter agrees to indemnify and hold harmless the Offerors, their directors, trustees, each of their officers who signs the Registration Statement, and each person who controls the Offerors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Offerors to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Offerors by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in clause (i) in 7(a). This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Offerors acknowledge that the statements set forth in the last paragraph of the cover page, the first sentence and list of Underwriters in the first paragraph under the heading "Underwriting" and the second paragraph under the heading "Underwriting" constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

          (d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the
--------  -------
indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (it being understood, however, that in connection with such action, the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties who are parties to such action or actions), (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (e) In the event that the indemnity provided in paragraph (a), (b) or
(c) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Offerors and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Offerors and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Offerors and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any
                            --------  -------
Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Offerors and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Offerors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by or concerning the Trust or the Company on the one hand or provided by the Underwriters on the other. The Offerors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Trust or the Company within the meaning of either the Act or the Exchange Act, each trustee of the Trust or officer of the Company who shall have signed the Registration Statement and each trustee of the Trust or director of the Company shall have the same rights to contribution as the Offerors, subject in each case to the applicable terms and conditions of this paragraph (e).

          8.   Default by an Underwriter.  If any one or more Underwriters shall
               -------------------------
fail to purchase and pay for any one of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of
          --------  -------
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Trust and the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          9.   Termination.  This Agreement shall be subject to termination in
               -----------
the absolute discretion of the Representatives, by notice given to the Offerors prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or the Pacific Stock Exchange or trading in securities generally on either of such Exchanges shall have been suspended or limited or minimum or maximum prices shall have been established on either of such Exchanges, or maximum ranges for prices for securities have been required, by such Exchanges or by order of the Commission or any other governmental authority, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any new outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto). If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Sections 4 and 6.

          10.    Representations and Indemnities to Survive.  The respective
                 ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Trust or the Time Warner Trustees, the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Trust or the Time Warner Trustees or the Company or any of the officers, directors, trustees or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

          11.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule II hereto, or, if sent to the Offerors, will be mailed, delivered or telegraphed and confirmed to the Company, or the Trust in care of the Company, at 75 Rockefeller Plaza, New York, New York 10019, attention of General Counsel.

          12.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers, directors, trustees and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          13.  Applicable Law.  This Agreement will be governed by and
               --------------
construed in accordance with the laws of the State of New York.

          14.  Business Day.  For purposes of this Agreement, "business day"
               ------------
means any day on which the New York Stock Exchange is open for trading.

          15.  Counterparts.  This Agreement may be signed in any number of
               ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Trust, the Company and the several Underwriters.

                              Very truly yours,

                              TIME WARNER CAPITAL I
                              By:  Time Warner Inc., as Sponsor

                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                              TIME WARNER INC.

                              By:
                                  -------------------------------------------
                                  Name:
                                  Title:

The foregoing Agreement is
hereby confirmed and accepted as of
the date specified in Schedule II hereto.

MERRILL LYNCH & CO.
  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.

By:  MERRILL LYNCH & CO.
      MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
   -------------------------------------------
   Name:
   Title:

For themselves and the other
several Underwriters, if any,
named in Schedule I to
the foregoing Agreement.

                                                                      SCHEDULE I
                                                                      ----------


                                                      Number of Preferred
                                                       Securities to Be
Underwriter                                                Purchased
-----------                                           -------------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.

                                                                     SCHEDULE II
                                                                     -----------


                   TIME WARNER CAPITAL I and TIME WARNER INC.


Underwriting Agreement:       dated September __, 1995

Registration Statement:     No. 33-

Representatives:            Merrill Lynch & Co.
                              Merrill Lynch, Pierce, Fenner & Smith Incorporated
                            Morgan Stanley & Co. Incorporated
                            Bear, Stearns & Co. Inc.

Title, Purchase Price and Description of Securities:

     [         ] [    ]% Preferred Trust Securities:
     ----------------------------------------------

     Title:                Preferred Trust Securities

     Securities issued:

     Distribution rate:      ____% per annum

     Distribution dates:      March __, June __, September __ and
                              December __, beginning December __, 1995

     Mandatory redemption date:          , 2025

     Purchase price (include accrued
      interest or amortization, if
      any):              _____%

     Initial public offering price:

     Other provisions:


                                  (continued)

Closing Date, Time and Location:  September __, 1995 at 10 A.M.
 at the offices of Cravath, Swaine & Moore, Worldwide Plaza,
 825 Eighth Avenue, New York, New York  10019-7475.

Type of funds payable at Closing:    Next day funds

Type of Offering:

Listing requirements:         New York Stock Exchange

Comfort letter at Execution Time:

                                                                       EXHIBIT A



                     FORM OF OPINION OF PETER R. HAJE, ESQ.


          (i) the Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority under such laws to own its properties and conduct its business as described in the Final Prospectus, and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise;

          (ii) each of the Company's significant subsidiaries, as such term is defined in Rule 1-02(v) of Regulation S-X under the Act, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with full power and authority under such laws to own its properties and conduct its business as described in the Basic Prospectus, and any amendment or supplement thereto, and is duly qualified to transact business as a foreign corporation or partnership and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise;

          (iii) the Company's authorized equity capitalization and pro forma equity capitalization is as set forth in the Final Prospectus;

          (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Trust, the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

          (v) no authorization, approval, consent or license of any government, governmental instrumentality, agency or body or court (other than under the Act and the securities or blue sky laws of various jurisdictions) is required for the authorization, issuance, sale and delivery of the Preferred Securities or the Common Securities or the offering of the Subordinated Debentures or the Guarantee or the consummation by the Trust and the Company of the transactions contemplated by the Underwriting Agreement;

          (vi) the Declaration, the Underwriting Agreement, the Indenture and the Guarantee Agreement have been duly authorized, executed and delivered by the Company;

          (vii) the execution, delivery and performance of the Underwriting Agreement, the Declaration, the Indenture, the Subordinated Debentures and the Guarantee Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Company and do not and will not result in any violation of the Restated Certificate of Incorporation, as amended, or By-laws, as amended, of the Company and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (i) the TWE Credit Agreement or any indenture, mortgage or loan agreement, or any other agreement or instrument known to such counsel, to which the Company is a party or by which the Company may be bound or to which any of the Company's properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business prospects of the Company and its subsidiaries, considered as one enterprise), (ii) any existing applicable law, rule or regulation (except for such conflicts, breaches, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business prospects of the Company and its subsidiaries, considered as one enterprise, and other than the securities or blue sky laws of various jurisdictions), or (iii) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of its properties;

          (viii) the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated therein and compliance by the Trust with its obligations thereunder do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (i) any indenture, mortgage or loan agreement, or any other agreement or instrument known to such counsel, to which the Trust is a party or by which the Trust may be bound or to which any of the Trust's properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business prospects of the Trust) or (ii) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Trust or any of its properties;

          (ix) the documents incorporated by reference in the Final Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act; and

          (x) the Regular Trustees are employees of the Company and have been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been duly executed and delivered by the Regular Trustees and is a valid and binding obligation of each Regular Trustee, enforceable against such Regular Trustee in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity regardless of whether considered in a proceeding in equity or at law).

          In addition, such counsel shall also state as follows: As General Counsel, I have reviewed and participated in the preparation of the Registration Statement and the Final Prospectus, including the documents incorporated by reference therein. In examining the Registration Statement and Final Prospectus, I have necessarily assumed the correctness and completeness of the statements made or included therein by the Trust and the Company, as the case may be, and take no responsibility therefor. However, in the course of the preparation by the Trust and the Company of the Registration Statement and the Final Prospectus, I have participated in conferences with the Time Warner Trustees and certain officers of, and accountants for, the Company with respect thereto, and my examination of the Registration Statement and Final Prospectus and my discussions in the above-mentioned conferences did not disclose any information which gave me reason to believe that the Registration Statement (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which I express no opinion) at the time it became effective included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading or that the Final Prospectus (except as aforesaid), at its issue date or on the date of this opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, the State of New York, the Delaware Act and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of the Trustees and responsible officers of the Company and public officials.

                                                                       EXHIBIT B



                   FORM OF OPINION OF CRAVATH, SWAINE & MOORE


          (i) the Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority under such laws to own its properties and conduct its business as described in the Final Prospectus;

          (ii) the Declaration has been duly authorized, executed and delivered by the Company and each of the Time Warner Trustees, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company and each of the Time Warner Trustees in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law);

          (iii) the Trust is not and will not be classified as an association taxable as a corporation for United States income tax purposes;

          (iv) the Trust is not an "investment company" or an entity "controlled" by an "investment company" and is exempt from the relevant provisions of the 1940 Act;

          (v) the Preferred Securities have been approved for listing on the New York Stock Exchange subject to official notice of issuance and evidence of satisfactory distribution;

          (vi) the Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming it is duly authorized, executed and delivered by the Guarantee Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law); and the Guarantee Agreement has been duly qualified under the Trust Indenture Act;

          (vii) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery thereof by the Indenture Trustee, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law);

          (viii) the Subordinated Debentures have been duly authorized, executed and delivered by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms;

          (ix) the Preferred Securities, the Subordinated Debentures, the Declaration, the Indenture and the Guarantee Agreement conform to all statements relating thereto contained in the Final Prospectus;

          (x) the Registration Statement has become effective under the Act; any required filing of the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

          (xi) the Underwriting Agreement has been duly authorized, executed and delivered by the Trust and the Company;

          (xii) the statements made in the Final Prospectus under "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Subordinated Debentures", "Effect of Obligations Under the Subordinated Debentures and the Guarantee" and "United States Federal Income Taxation" in the prospectus supplement and under "Description of the Preferred Securities", "Description of the Subordinated Debentures" and "Description of the Guarantees" in the base prospectus, to the extent that they constitute matters of law or legal conclusions, have been reviewed by us and fairly present the information discussed therein in all material respects; and

          (xiii) the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated therein and compliance by the Trust with its obligations thereunder do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under any existing applicable law, rule or regulation (except for such conflicts, breaches, liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business prospects of the Trust and other than the securities or blue sky laws of various jurisdictions).

          In addition, such counsel shall also state as follows: We have necessarily assumed the correctness and completeness of the statements made or included in the Registration Statement and the Final Prospectus by the Trust and the Company, as the case may be, and take no responsibility therefor, except insofar as such statements relate to the description of the Securities or relate to us. However, in the course of the preparation by the Trust and the Company of the Registration Statement and the Final Prospectus (the documents incorporated by reference in the Final Prospectus having been prepared and filed by the Trust and the Company, as the case may be, without our participation), we participated in conferences with the Trustees of the Trust and certain officers of, and accountants for, the Company with respect thereto, and our examination of the Registration Statement and the Final Prospectus and our discussions in the above-mentioned conferences did not disclose any information which gave us reason to believe that (i) the Registration Statement (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which we express no opinion), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Final Prospectus (except as aforesaid), at its issue date or on the date of this opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, the State of New York and the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of the Trustees and responsible officers of the Company and public officials.

                                                                       EXHIBIT C



                 FORM OF OPINION OF RICHARDS, LAYTON AND FINGER


          (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

          (ii) under the Declaration and the Delaware Act, the Trust has the power and authority to own property and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Preferred Securities, the Common Securities and the Declaration;

          (iii) no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities;

          (iv) under the Delaware Act and the Declaration, the execution and delivery of the Underwriting Agreement and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust and do not and will not result in any violation of the Declaration or any applicable Delaware law or regulation;

          (v) the Preferred Securities have been duly authorized by the Trust and are validly issued and (subject to the terms of the Declaration) when delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement will be fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Declaration; under the Declaration and the Delaware Act, the issuance of the Preferred Securities is not subject to preemptive rights; and the holders of Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

          (vi) the holders of the Preferred Securities (other than those holders of the Preferred Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware or any political subdivision or taxing authority thereof solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware or any political subdivision or taxing authority thereof; and

     (vii) the Declaration constitutes a legal, valid and binding obligation of Time Warner and the Time Warner Trustees and is enforceable against each of the Time Warner Trustees in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law).

                                                                       EXHIBIT D



                               FORM OF OPINION OF
                             THE LAW DEPARTMENT OF
                       THE FIRST NATIONAL BANK OF CHICAGO


                                                               ___________, 1995

          As counsel to the Corporate Trust Services Division of The First National Bank of Chicago (the "Bank"), we have examined (i) the Declaration of Trust, dated as of August 2, 1995, as amended and restated in its entirety effective as of ________, 1995 (the "Declaration"), of Time Warner Capital I, a Delaware business trust, pursuant to which the Bank has been appointed Property Trustee (in such capacity, the "Property Trustee") and (ii) the Guarantee Agreement dated as of ________, 1995 (the "Guarantee") between Time Warner Inc. and the Bank, as Guarantee Trustee (in such capacity, the "Guarantee Trustee"). Except as otherwise defined herein, capitalized terms used herein shall have the meanings assigned them in either the Declaration or the Guarantee.

          As such counsel we are familiar with the articles of association and the bylaws of the Bank, with certificates of authority to exercise corporate trust powers issued to the Bank by the Federal Reserve Board of the United States (as predecessor in jurisdiction to the Comptroller of the Currency of the United States), and with certain resolutions of the board of directors of the Bank pertaining to the operation of the Corporate Trust Services Division of the Bank with respect to the authorization, execution and delivery of the Declaration and the Guarantee.

          Basing our conclusions on such examination and familiarity, we are of the opinion that:

     (1) The Bank is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States of America, with all necessary power and authority (i) to execute and deliver the Declaration and the Guarantee, and (ii) to carry out and perform its obligations in its respective capacities as Property Trustee under the Declaration and Guarantee Trustee under the Guarantee.

     (2) (i) The execution and delivery by the Bank of, and (ii) the performance by the Bank of its obligations in its respective capacities as Property Trustee and Guarantee Trustee under, the Declaration and the Guarantee, as the case may be, has been duly authorized by all necessary corporate action on the part of the Bank, and each of the Declaration and the Guarantee have been duly executed and delivered by the Bank respectively. The Declaration and the Guarantee Agreement have been duly executed and delivered by the Property Trustee, and constitute the legal, valid and binding obligation of the Property Trustee, enforceable against the Property Trustee in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject as to enforceability to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (3) To the best of our knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Bank before any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the Bank's ability to carry out the transactions contemplated in the Declaration or in the Guarantee.

     (4) (i) The execution and delivery by the Bank of, and (ii) the performance by the Property Trustee and the Guarantee Trustee under, each of the Declaration and the Guarantee, respectively, do not conflict with or constitute a breach of the articles of association or bylaws of the Bank.

     (5) No consent, approval or authorization of, or registration with or notice to, any Illinois or federal banking authority, other than such as has been obtained or accomplished, is required for (i) the execution and delivery by the Bank of, or (ii) the performance by the Bank in its respective capacities as Property Trustee and Guarantee Trustee under, the Declaration and the Guarantee, as the case may be.

     (6) The Bank in its capacity as Property Trustee is the record holder of the Subordinated Debentures and the Guarantee, and no security interest, mortgage, pledge, lien, encumbrance, claim or equity is noted thereon.

          We are attorneys licensed to practice law in the State of Illinois and do not express any opinion as to any matters governed by any laws other than the laws of the State of Illinois and federal laws applicable to the fiduciary powers of national banks. Furthermore, no opinion is expressed as to any federal or state securities or tax laws.

This opinion is furnished solely for your benefit in connection with the transactions contemplated by the Declaration, and may not be used, circulated, quoted or otherwise referred to without our prior written consent.

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